Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

First AMENDMENT to

Patent License Agreement

This First Amendment to the Patent License Agreement (this “AMENDMENT”) is entered into as of December 14, 2021 (the “AMENDMENT EFFECTIVE DATE”), by and between the Whitehead Institute for Biomedical Research, a Delaware corporation having a principal office at 455 Main Street, Cambridge, MA 02142 (“WHITEHEAD”), and CAMP4 Therapeutics Corporation, a Delaware corporation, having a principal place of business at One Kendall Square Building 1400 West, 3rd Floor, Cambridge, MA 02139 (“COMPANY”) (together with WHITEHEAD, the “Parties” and each individually a “Party”), and amends that certain Patent License Agreement, dated as of October 23, 2019, by and between WHITEHEAD and COMPANY (the “Agreement”). Capitalized terms used in this AMENDMENT but not defined shall have the meanings set forth in the Agreement.

Recitals

Whereas, COMPANY and WHITEHEAD are parties to the Agreement pursuant to which WHITEHEAD granted to COMPANY certain rights and licenses under PATENT RIGHTS owned by WHITEHEAD to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY and to perform and have performed LICENSED PROCESSES in the FIELD in the TERRITORY, subject to the terms and conditions set forth in the Agreement, and

Whereas, COMPANY and WHITEHEAD now wish to amend the Agreement as provided herein to, among other things, add a certain additional patent case to the PATENT RIGHTS.

Now Therefore, the Parties agree as follows:

1.             Amendment of Appendix A and Appendix B. Effective as of the AMENDMENT EFFECTIVE DATE, Appendix A of the Agreement is hereby deleted in its entirety and replaced with Appendix A to this AMENDMENT, and Appendix B of the Agreement is hereby deleted in its entirety and replaced with Appendix B to this AMENDMENT.

2.             Amendment of Certain Definitions. Effective as of the AMENDMENT EFFECTIVE DATE:

(a)             Section 1.11 of the Agreement is hereby deleted in its entirety and replaced with the following:

““IDENTIFIED PRODUCT” will mean any product, other than a LICENSED PRODUCT, (i) first identified, selected, or determined by COMPANY, its AFFILIATE or SUBLICENSEE to have [***] of LICENSED PRODUCTS or LICENSED PROCESSES during the TERM and prior to the [***] of the EFFECTIVE DATE or, solely with respect to [***] and [***], prior to the [***] of the AMENDMENT EFFECTIVE DATE, and (ii) for which COMPANY, its AFFILIATE or SUBLICENSEE receive consideration based on the sales of such product to final customers who are the end users of such product, including consideration from such sales of such product to such final customers made by COMPANY or its AFFILIATE.

(b)             Section 1.14 of the Agreement is hereby deleted in its entirety and replaced with the following:

““LICENSED PROCESS” will mean any process (including the provision of any service) of which the use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS; provided, that, solely with respect to the [***], LICENSED PROCESS will mean any process relating to [***] (including the provision of any service) of which the use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS of the [***] (each, a “[***]”). For avoidance of doubt, [***] are a subset of the LICENSED PROCESSES.”

(c)             Section 1.15 of the Agreement is hereby deleted in its entirety and replaced with the following:

““LICENSED PRODUCT” will mean any product of which the manufacture, use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS; provided, that, solely with respect to the [***], LICENSED PRODUCT will mean any product containing or comprising [***] of which the manufacture, use, sale, offer of sale or importation would, absent the license granted hereunder, infringe one or more VALID CLAIMS of the [***] (each, a “[***]”). For avoidance of doubt, [***] are a subset of the LICENSED PRODUCTS.”

(d)             The following is added as new Section 1.19 of the Agreement, and all subsequent sections of Article 1 are renumbered accordingly:

““[***]” will mean PATENT RIGHTS of the case listed in Appendix A as [***].”

3.             Amendment of License Grants. Effective as of the AMENDMENT EFFECTIVE DATE, Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“License Grants. Subject to the terms of this Agreement (including Sections 2.2 and 2.3 which describe the exclusivity of this grant), WHITEHEAD hereby grants to COMPANY and its AFFILIATES for the TERM a royalty-bearing license under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import PRODUCTS in the FIELD in the TERRITORY and to perform and have performed LICENSED PROCESSES in the FIELD in the TERRITORY.

For the avoidance of doubt, solely with respect to the [***], the Parties agree that WHITEHEAD retains the right to grant licenses to third parties under the [***] of the EXCLUSIVE CASES in the FIELD in the TERRITORY to develop, make, have made, use, sell, offer for sale or import PRODUCTS that are not [***], or to perform or have performed LICENSED PROCESSES that are not [***].”

4.             Amendment of License Issue Fee and License Maintenance Fees.

(a)             License Issue Fee. The Parties acknowledge and agree that prior to the AMENDMENT EFFECTIVE DATE, COMPANY paid to WHITEHEAD a license issue fee of One Hundred Thousand Dollars ($100,000) in accordance with Section 4.1(a) of the Agreement. The following text is hereby added as the final sentence of the first paragraph of Section 4.1(a) of the Agreement:

“In addition, COMPANY shall pay to WHITEHEAD a license issue fee of Twenty-Thousand Dollars ($20,000) within thirty (30) days of the AMENDMENT EFFECTIVE DATE.”

(b)             License Maintenance Fees. The Parties acknowledge and agree that prior to the AMENDMENT EFFECTIVE DATE, COMPANY paid to WHITEHEAD in accordance with Section 4.1(b) of the Agreement, a license maintenance fee of Twenty-Five Thousand Dollars ($25,000) for calendar year 2020, and a license maintenance fee of Thirty-Five Thousand Dollars ($35,000) for calendar year 2021. Effective as of the AMENDMENT EFFECTIVE DATE, Section 4.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“License Maintenance Fees. COMPANY shall pay to WHITEHEAD the following license maintenance fees on January 1 of each year set forth below:

Year(s)		License Maintenance Fee
2022		$40,000
2023, 2024		$55,000
2025 and every year thereafter	$	[***]

This license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to royalties due under this Agreement during the same calendar year, if any. License maintenance fees paid in excess of royalties due under this Agreement in such calendar year will not be creditable to royalties due to WHITEHEAD for future years.”

5.             Amendment of Payment of Expenses. Effective as of the AMENDMENT EFFECTIVE DATE, Section 6.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“EXCLUSIVE CASES. COMPANY shall reimburse all reasonable unreimbursed out-of-pocket fees and costs, including reasonable attorneys’ fees, relating to the filing, prosecution, and maintenance of the EXCLUSIVE CASES incurred by WHITEHEAD in the relevant countries on Appendix C in which COMPANY has not abandoned rights pursuant to Section 6.1(c), whether such amounts were incurred, with respect to the [***], before or after the AMENDMENT EFFECTIVE DATE and, with respect to all other EXCLUSIVE CASES, before or after the EFFECTIVE DATE (such fees and costs, the “PATENT EXPENSES”). For the avoidance of doubt, such PATENT EXPENSES incurred before the AMENDMENT EFFECTIVE DATE with respect to the [***] are approximately [***] through [***], and such PATENT EXPENSES incurred before the EFFECTIVE DATE with respect to all other EXCLUSIVE CASES were paid by COMPANY to WHITEHEAD prior to the AMENDMENT EFFECTIVE DATE.

Solely with respect to [***], if WHITEHEAD licenses such [***] to one or more third parties before or after the AMENDMENT EFFECTIVE DATE, then beginning on the effective date of such third party license(s), COMPANY will reimburse WHITEHEAD for COMPANY’S [***] of PATENT EXPENSES incurred with respect to the [***] equal to the amount of such PATENT EXPENSES divided by the then-applicable number of third party licensees (including COMPANY) under such [***].”

6.             Amendment of Right to Prosecute Infringements. Effective as of the AMENDMENT EFFECTIVE DATE:

(a)             The first paragraph of Section 7.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“COMPANY Right to Prosecute for EXCLUSIVE CASES. So long as COMPANY remains the exclusive licensee of the EXCLUSIVE CASES in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right (but not the obligation), under its own control and at its own expense, to prosecute any third-party infringement of the PATENT RIGHTS of the EXCLUSIVE CASES in the FIELD in the TERRITORY, subject to Sections 7.2(c), 7.2(d), 7.2(e), 7.4, and 7.5. If required by law, WHITEHEAD shall permit any action under this Section 7.2 to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold WHITEHEAD harmless from, and indemnify WHITEHEAD against, any out-of-pocket costs, expenses, or liability that WHITEHEAD incurs in connection with such action.”

(b)             The following is added as new Section 7.2(c) of the Agreement, and all subsequent sections of Section 7.2 are renumbered accordingly:

“[***]. COMPANY’s rights under Section 7.2 of this Agreement (Right to Prosecute Infringements) with respect to the [***] are limited to the right (but not the obligation) to prosecute any third-party infringement of the [***] in the FIELD in the TERRITORY resulting from the manufacturing, research, development, use or sale of products containing or comprising [***].”

(c)             The following text is hereby added as the final sentence of Section 7.7:

“For the avoidance of doubt, solely with respect to the [***], the Parties agree that COMPANY’s rights under Section 7.7 of this Agreement (Right to Sublicense) are limited to the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the [***] to develop, make, have made, use, sell, offer for sale or import [***], or to perform or have performed [***], in ease case, in accordance with the terms and conditions of this Agreement relating to sublicenses set forth in Section 2.4 and payments due under Section 4.”

7.             Miscellaneous.

(a)             Choice of Law. This AMENDMENT and all disputes arising out of or related to this AMENDMENT, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent will have been granted. The state and federal courts having jurisdiction over Cambridge, MA, U.S.A., provide the exclusive forum for any court action between the parties relating to this AMENDMENT. COMPANY and WHITEHEAD submit to the jurisdiction of such courts and waive any claim that such courts lack jurisdiction over WHITEHEAD, COMPANY or their respective AFFILIATES or constitutes an inconvenient or improper forum.

(b)             Entire Agreement. This AMENDMENT, together with the Agreement, constitutes the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(c)             Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this AMENDMENT and to perform its obligations hereunder and under the Agreement as amended by this AMENDMENT; (ii) the execution of this AMENDMENT by the individual whose signature is set forth at the end of this AMENDMENT on behalf of such Party, and the delivery of this AMENDMENT by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this AMENDMENT has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(d)             Limited Effect. Except as modified by this AMENDMENT, all other terms and conditions of the Agreement remain in full force and effect.

(e)             Counterparts. This AMENDMENT may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this AMENDMENT electronically or by facsimile shall be as effective as delivery of an original signed counterpart of this AMENDMENT.

[Signature page follows]

In Witness Whereof, the Parties have duly executed and delivered this AMENDMENT as of the AMENDMENT EFFECTIVE DATE.

WHITEHEAD:

Whitehead Institute For

Biomedical Research

By:	/s/ Carla DeMaria
Name: Carla DeMaria
Title: Director of Intellectual Property
& Sponsored Programs

COMPANY:

CAMP4 Therapeutics Corporation

By:	/s/ Kelly Gold
Name: Kelly Gold
Title: Chief Business Officer

[Signature Page to First Amendment to Collaboration and License Agreement]

APPENDIX A

List of Patent Applications and Patents

[***]

APPENDIX B

List of Patent Applications and Patents

[***]